Cincinnati Bell Fourth Quarter 2016 Results February 15, 2017

Today's Agenda Highlights, Segment Results and Financial Overview Ted Torbeck, Chief Executive Officer Question & Answer 2

Safe Harbor This presentation and the documents incorporated by reference herein contain forward-looking statements regarding future events and our future results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “may,” variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this release and those discussed in other documents we file with the Securities and Exchange Commission (SEC). More information on potential risks and uncertainties is available in our recent filings with the SEC, including Cincinnati Bell’s Form 10-K report, Form 10-Q reports and Form 8-K reports. Actual results may differ materially and adversely from those expressed in any forward-looking statements. We undertake no obligation to revise or update any forward-looking statements for any reason. 3

Non-GAAP Financial Measures This presentation contains information about adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), Adjusted EBITDA margin, net debt and free cash flow. These are non-GAAP financial measures used by Cincinnati Bell management when evaluating results of operations and cash flow. Management believes these measures also provide users of the financial statements with additional and useful comparisons of current results of operations and cash flows with past and future periods. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Detailed reconciliations of Adjusted EBITDA, net debt and free cash flow (including the Company’s definition of these terms) to comparable GAAP financial measures can be found in the earnings release on our website at www.cincinnatibell.com within the Investor Relations section. 4

Ted Torbeck Chief Executive Officer 5

2016 Highlights 6 ▪ Generated year-over-year revenue and Adjusted EBITDA growth Strategic revenue increased more than $100 million, driving a 2% increase in consolidated revenue Adjusted EBITDA totaled $305 million, up $3 million over prior year ▪ Achieved full year 2016 financial guidance ▪ Improved health of our balance sheet - extended maturity date of high-yield bond at significantly lower coupon rate ▪ Net Income totaled $102 million, resulting in diluted earnings per share of $2.18 __ __

Q4 2016 Highlights and Financial Overview $193 $70 $96 $8 $(4)$(4) $188 $69 $105 $9 $(7)$(4) Fourth Quarter 2016 Highlights ▪ Consolidated Revenue for the quarter totaled $285 million, down $4 million compared to prior year Decline due to lower margin Telecom and IT hardware sales ▪ Revenue from strategic products totaled $166 million, up 15% compared to the prior year ▪ Strong fourth quarter Adjusted EBITDA of $74 million, up $3 million over the prior year ▪ Net loss totaled $1 million during the fourth quarter, resulting in diluted loss per share of $0.09 ▪ Issued $200 million of 7% Senior Notes due 2024 at 105% Proceeds used to repay $208 million of outstanding Tranche B Term Loan Entertainment & Communications IT Services & Hardware Eliminations Corporate ($ in millions) Revenue Adjusted EBITDA (Non-GAAP) Revenue Adjusted EBITDA (Non-GAAP) __ __ Q4 2016Q4 2015 $289 $71 $285 $74 7

Revenue Adj. EBITDA (Non-GAAP) Adj. EBITDA Margin (Non-GAAP) Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 $188 $190 $192 $193 $193 $69 $72 $72 $69 $70 37% 38% 38% 36% 36% Entertainment & Communications Revenue and Adjusted EBITDA 8 ▪ Strategic revenues for the quarter totaled $119 million, up 21% year-over-year ▪ Operating income totaled $15 million in the quarter - cost-out initiatives resulted in $8 million of restructuring and employee severance charges ▪ Adjusted EBITDA totaled $70 million in the fourth quarter, resulting in Adjusted EBITDA margins of 36% ▪ Total internet subscribers of 303,200 at the end of the fourth quarter, up 15,800 subs compared to a year ago ▪ Voice lines totaled 523,700 at year end, consistent with the prior year Business lines increased 6% Residential line decreased 8% __ __ ($ in millions)

Legacy IntegrationStrategic [1] 9 Entertainment & Communications Consumer Market Entertainment & Communications Consumer Integration revenue totaled $1 million in Q4 2015 and Q4 2016[1] Q4 2015 Q4 2016 $54 $67 $35 $28 $90 $96 ▪ Fioptics revenue growth continues to more than offset legacy declines Fioptics YTD revenue totaled $254 million, up 33% over the prior year ($ in millions) Y/Y (20)% 26% Q4 2015 Q4 2016 $27 $33 $20 $28$7 $8 Consumer Market Revenue Fioptics Revenue $54 $69 Y/Y 14% 40% 22% Video Internet Voice __ [2] Fioptics revenue includes $3 million and $4 million of business revenue in Q4 2015 and Q4 2016[2]

▪ Fioptics is available to 533,400 addresses - approximately 67% of Greater Cincinnati ▪ Fioptics Penetration: Video – 26%, Internet – 37%, Voice – 18% ▪ Fioptics monthly ARPU for the quarter was up approximately 3% from 2015. Q4 2016 ARPUs are as follows: Video – $82, Internet – $48, Voice – $28 ▪ Consumer video churn was 2.4% for the quarter - improved from 2.5% a year ago Single-family churn was 1.8% Apartment churn was 4.1% 10 Key Fioptics Metrics Total Fioptics Subscribers Video Internet Voice __ __ Q4 2015 Q4 2016 114 138 154 198 77 96 (in thousands) __ __

Legacy IntegrationStrategic 11 Q4 2015 Q4 2016 $35 $40 $36 $31 Entertainment & Communications Business & Carrier Markets $72 $72 Business Market Revenue ▪ Carrier revenue decreased from 2015 due to: On-going FCC switched access rate reductions National carrier network efficiency initiatives ($ in millions) Y/Y (11)% 12% __ __ Carrier Market Revenue ▪ Business revenue remains consistent with prior year Transitioning customers from copper network to strategic fiber-based products Q4 2015 Q4 2016 $9 $11 $17 $14 $26 $25 (21)% 25% Y/Y __ [1] Entertainment & Communications Business Integration revenue totaled $1 million in Q4 2015 and Q4 2016[1]

Strategic Revenue Integration Revenue Adj. EBITDA (Non-GAAP) Adj. EBITDA Margin (Non-GAAP) Q4 2015 Q1 2016 Q2 2016 Q3 2016 Q4 2016 $48 $48 $49 $51 $49 $56 $55 $61 $72 $46 $9 $10 $10 $12 $8 9% 10% 9% 9% 9% IT Services & Hardware Revenue and Adjusted EBITDA 12 ▪ Revenue decreased 9% from Q4 2015 Strategic Revenues totaled $49 million in Q4 2016, up 3% compared to the prior year Telecom & IT hardware revenue of $38 million for Q4 2016 was down from $49 million in the prior year ▪ Operating income and Adjusted EBITDA for the quarter totaled $1 million and $8 million, respectively ▪ Adjusted EBITDA margin was 9%, consistent with a year ago $104 $103 $110 $123 $95 __ __ ($ in millions)

2016 Free Cash Flow Q4 2016 YTD 2016 Cash Provided by Operating Activities (GAAP) $ 27 $ 173 Capital Expenditures (97) (286) Restructuring & Severance related payments 1 2 Preferred stock dividends (3) (10) Dividends received from CyrusOne (equity method investment) — 2 Cash used by discontinued operations — 6 Free cash flow (Non-GAAP) $ (72) $ (113) Selected 2017 Free Cash Flow Items ▪ Capital expenditures: $180 - $210 million ▪ Interest Payments ~ $70 million ▪ Pension and OPEB payments ~ $14 million 13 ($ in millions) Q4 2016 YTD 2016 Adjusted EBITDA (Non-GAAP) $ 74 $ 305 Interest Payments (12) (71) Pension & OPEB Payments (5) (13) Stock-based Compensation — (5) Restructuring & Severance related payments (1) (2) Cash used by discontinued operations — (6) Working Capital (29) (35) Cash Provided by Operating Activities (GAAP) $ 27 $ 173 [1] [1] Includes decommissioning of wireless towers[1]

Capital Expenditures 14 ($ in millions) Q4 2016 2016 YTD 2017 Low High Construction $ 31 $ 90 $ 40 $ 50 Installation 28 68 40 50 Value Added 9 22 10 10 Total Fioptics $ 68 $ 180 $ 90 $ 110 Other Strategic 18 62 50 60 Total Strategic 86 242 140 170 Legacy Maintenance 11 44 40 40 $ 97 $ 286 $ 180 $ 210 ▪ Invested $180 million in Fioptics in 2016: Construction costs totaled $90 million - passed an additional 101,400 customer locations Installation costs were $68 million • Record-high 43,900 Fioptics internet net activations • Video net activations totaled 23,200 - consistent with prior year ▪ Plan to pass 35,000 addresses with Fioptics in 2017: New addresses will be passed with a fiber-to- the-home product Extends coverage to more than 70% of Greater Cincinnati ▪ Other strategic represents success-based capital for fiber builds for business and new IT services projects __ __ __ __

Capital Structure 15 Leverage Leverage Adj. for CONE Investment 2012 2013 2014 2015 2016 3.9 Q4 2016 Cash and Cash Equivalents $ 10 Corporate Credit Facility 150 Receivables Facility 24 Liquidity $ 184 ▪ Issued additional $200 million of 7% Senior Notes due 2024 at 105% in the fourth quarter ▪ Proceeds from the sale of 0.2 million CyrusOne common shares totaled $9 million during the fourth quarter of 2016 ▪ Leverage as adjusted for our remaining investment in CyrusOne is well within a reasonable range ▪ Net operating loss ("NOL") balance was approximately $295 million as of December 31, 2016 ▪ Current liquidity appropriate to achieve operational objectives LiquidityLeverage Ratio 2016 leverage calculated based on 2016 Adjusted EBITDA results[1] [1] 3.5 ($ in millions)

2017 Guidance 2017 Guidance Revenue $ 1.2 billion Adjusted EBITDA $295 million* * Plus or minus 2 percent 16 FY 2016 Adjusted EBITDA FY 2017 Adjusted EBITDA Guidance $295 $297 Adjusted EBITDA Guidance ($ in millions) Non-cash post-retirement amortization adjustment $295 $295 [1] $10 [1]

Appendix 17

Consolidated Results

($ in millions, except per share amounts)

	Three Months Ended December 31, 2016	Three Months Ended December 31, 2015	Twelve Months Ended December 31, 2016	Twelve Months Ended December 31, 2015
Revenue	$ 285.3	$ 289.3	$ 1,185.8	$ 1,167.8
Costs and expenses				
Cost of services and products	161.6	166.6	678.9	670.6
Selling, general and administrative	53.8	57.4	218.7	219.1
Depreciation and amortization	47.5	39.2	182.2	141.6
Restructuring and severance related charges	11.9	—	11.9	6.0
Other	—	1.1	1.1	2.5
Operating Income	10.5	25.0	93.0	128.0
Interest expense	17.6	20.9	75.7	103.1
Loss (gain) on extinguishment of debt, net	4.8	(0.4)	19.0	20.9
Gain on sale of CyrusOne investment	(5.1)	(36.3)	(157.0)	(449.2)
Other (income) expense, net	(6.4)	(3.4)	(7.6)	2.6
(Loss) income from continuing operations before income taxes	(0.4)	44.2	162.9	450.6
Income tax expense	1.2	13.7	61.1	159.8
(Loss) income from continuing operations	(1.6)	30.5	101.8	290.8
Income from discontinued operations, net of tax	0.3	2.1	0.3	62.9
Net (loss) income	(1.3)	32.6	102.1	353.7
Preferred stock dividends	2.6	2.6	10.4	10.4
Net (loss) income applicable to common shareholders	$ (3.9)	$ 30.0	$ 91.7	$ 343.3
Basic net (loss) earnings per common share				
(Loss) earnings from continuing operations	$ (0.10)	$ 0.66	$ 2.17	$ 6.69
Earnings from discontinued operations	0.01	0.05	0.01	1.50
Basic net (loss) earnings per common share	$ (0.09)	$ 0.71	$ 2.18	$ 8.19
Diluted net (loss) earnings per common share				
(Loss) earnings from continuing operations	$ (0.10)	$ 0.66	$ 2.17	$ 6.68
Earnings from discontinued operations	0.01	0.05	0.01	1.49
Diluted net (loss) earnings per common share	$ (0.09)	$ 0.71	$ 2.18	$ 8.17

Cincinnati Bell
connecting what matters

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Revenue Classifications - Entertainment and Communications Strategic Legacy Integration Data Voice Video Services and Other Fioptics Internet DSL (1) (> 10 meg) Ethernet Private Line MPLS (2) SONET (3) Dedicated Internet Access Wavelength Audio Conferencing Fioptics Voice VoIP (4) Fioptics Video Wiring Projects DSL (< 10 meg) DS0 (5), DS1, DS3 TDM (6) Traditional Voice Long Distance Switched Access Digital Trunking Advertising Directory Assistance Maintenance Information Services Wireless Handsets and Accessories 19 (1) Digital Subscriber Line (2) Multi-Protocol Label Switching (3) Synchronous Optical Network (4) Voice of Internet Protocol (5) Digital Signal (6) Time Division Multiplexing

Revenue Classifications - IT Services and Hardware Professional Services Unified Communications Cloud Services Management and Monitoring Telecom & IT Hardware Strategic Integration Consulting Staff Augmentation Voice Monitoring Managed IP Telephony Solutions Virtual Data Centers Storage Backup Network Management/Monitoring Security Installation Maintenance Hardware Software Licenses 20

Revenue – Strategic, Legacy and Integration ($ in millions) Q4 2016 Entertainment and Communications IT Services and Hardware Total Eliminations Total Strategic Data $ 63.5 $ — Voice 19.6 — Video 33.6 — Services and other 1.8 — Professional services — 20.9 Management and monitoring — 7.9 Unified communications — 7.3 Cloud services — 13.3 Total Strategic 118.5 49.4 167.9 (2.4) 165.5 Legacy Data $ 22.9 $ — Voice 47.4 — Services and other 2.8 — Total Legacy 73.1 — 73.1 (0.2) 72.9 Integration Services and other $ 1.4 $ — Professional services — 5.9 Unified communications — 2.4 Telecom and IT hardware — 37.8 Total Integration 1.4 46.1 47.5 (0.6) 46.9 $ 193.0 $ 95.5 $ 288.5 $ (3.2) $ 285.3 Eliminations 0.3 2.9 3.2 Total Revenue $ 192.7 $ 92.6 $ 285.3 21

Revenue – Strategic, Legacy and Integration ($ in millions) Q4 2015 Entertainment and Communications IT Services and Hardware Total Eliminations Total Strategic Data $ 52.9 $ — Voice 16.3 — Video 27.3 — Services and other 1.7 — Professional services — 23.3 Management and monitoring — 8.1 Unified communications — 7.0 Cloud services — 9.7 Total Strategic 98.2 48.1 146.3 (2.3) 144.0 Legacy Data $ 28.6 $ — Voice 54.3 — Services and other 4.8 — Total Legacy 87.7 — 87.7 (0.3) 87.4 Integration Services and other $ 1.9 $ — Professional services — 4.4 Unified communications — 2.6 Telecom and IT hardware — 49.4 Total Integration 1.9 56.4 58.3 (0.4) 57.9 $ 187.8 $ 104.5 $ 292.3 $ (3.0) $ 289.3 Eliminations 0.4 2.6 3.0 Total Revenue $ 187.4 $ 101.9 $ 289.3 22

Revenue – Strategic, Legacy and Integration ($ in millions) YTD 2016 Entertainment and Communications IT Services and Hardware Total Eliminations Total Strategic Data $ 244.5 $ — Voice 73.4 — Video 125.7 — Services and other 5.9 — Professional services — 89.2 Management and monitoring — 32.0 Unified communications — 29.4 Cloud services — 46.5 Total Strategic 449.5 197.1 646.6 (9.1) 637.5 Legacy Data $ 100.3 $ — Voice 201.6 — Services and other 11.7 — Total Legacy 313.6 — 313.6 (0.9) 312.7 Integration Services and other $ 5.7 $ — Professional services — 17.5 Unified communications — 10.4 Telecom and IT hardware — 205.7 Total Integration 5.7 233.6 239.3 (3.7) 235.6 $ 768.8 $ 430.7 $ 1,199.5 $ (13.7) $ 1,185.8 Eliminations 1.3 12.4 13.7 Total Revenue $ 767.5 $ 418.3 $ 1,185.8 23

Revenue – Strategic, Legacy and Integration ($ in millions) YTD 2015 Entertainment and Communications IT Services and Hardware Total Eliminations Total Strategic Data $ 200.0 $ — Voice 62.2 — Video 96.6 — Services and other 6.9 — Professional services — 90.4 Management and monitoring — 31.0 Unified communications — 27.1 Cloud services — 30.9 Total Strategic 365.7 179.4 545.1 (8.5) 536.6 Legacy Data $ 122.8 $ — Voice 229.7 — Services and other 15.2 — Total Legacy 367.7 — 367.7 (0.8) 366.9 Integration Services and other $ 10.3 $ — Professional services — 15.1 Unified communications — 10.7 Telecom and IT hardware — 230.2 Total Integration 10.3 256.0 266.3 (2.0) 264.3 $ 743.7 $ 435.4 $ 1,179.1 $ (11.3) $ 1,167.8 Eliminations 1.3 10.0 11.3 Total Revenue $ 742.4 $ 425.4 $ 1,167.8 24